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                              GOLDMAN SACHS TRUST

                       GOLDMAN SACHS MONEY MARKET FUNDS

 ILA, ILA CLASS B, ILA CLASS C, ILA ADMINISTRATION AND ILA SERVICE UNITS; ILA CASH MANAGEMENT SHARES; FST, FST PREFERRED, FST SERVICE AND FST ADMINISTRATION
                                    SHARES

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     SUPPLEMENT DATED SEPTEMBER 1, 1998 TO PROSPECTUSES DATED MAY 1, 1998

PURCHASE OF SHARES (UNITS)--ALL ILA AND FST CLASSES

  The description of share (unit) purchases in the ILA and FST Prospectuses is modified as follows:

    Shares (units) may be purchased on any Business Day at the net asset value next determined after receipt and acceptance of a purchase order in proper form by the Trust or its authorized designee. Shares (units) begin earning dividends after an order is accepted and payment in federal funds is received by the Trust.

TRANSFER AGENCY FEES--ALL ILA CLASSES

  The transfer agency fee payable by each ILA share class is equal, on an annual basis, to 0.04% of the average daily net assets of the applicable class.

DISTRIBUTION AND SERVICE PLANS--ILA CLASS B AND CLASS C UNITS ONLY

  The Distribution Plans and Authorized Dealer Service Plans for ILA Class B and Class C Units of the ILA Prime Obligations Portfolio have been combined into single Distribution and Service Plans. The provisions of the Plans have not been materially changed, and the fees payable under the Plans are the same as stated in the Prospectus.

MANAGEMENT--THE ADVISER

  The Goldman Sachs Group, L.P., which controls the Adviser, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, the Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc.